Exhibit 10.5(A)
                                                               ---------------

                                AMENDMENT NO. 1
                        TO THE FORT HOWARD CORPORATION
                           MANAGEMENT INCENTIVE PLAN
                   AS AMENDED AND RESTATED DECEMBER 19, 1994



     Section 9 of the Management Incentive Plan is hereby amended effective as of February 27, 1996, to read in its entirety as follows:

     9.   TERMINATION AND AMENDMENT

          The Board, or if so designated by the Board, the Committee, may terminate the Plan, in whole or in part, at any time, or may, from time to time, amend the Plan in such respects as the Board or the Committee as the case may be, may deem advisable, PROVIDED that no such termination or amendment shall impair any rights which have accrued under the Plan.


     Executed at Green Bay, Wisconsin, this 29th day of April, 1996.




                                    FORT HOWARD CORPORATION



                                    By:  /s/ James W. Nellen II

                                    Title:  Vice President